UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
May 25, 2010
Date of Report (date of earliest event reported)

HANMI FINANCIAL CORPORATION
(exact names of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation or organization)	Commission File Number 000-30421	95-4788120 (I.R.S. Employer Identification Number)

3660 Wilshire Boulevard, Ph-A
Los Angeles, California 90010
(Address of principal executive offices, including zip code)
(213) 382-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
     Securities Purchase Agreement
     On May 25, 2010, Hanmi Financial Corporation (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Woori Finance Holdings Co. Ltd. (“Investor”), pursuant to which Investor has agreed to purchase, subject to certain conditions, for $210 million in cash, newly issued shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), at a purchase price of $1.20 per share (the “Transaction”). Upon consummation of the transactions contemplated by the Securities Purchase Agreement (the “Closing”), the Company will issue to Investor 175,000,000 shares of Common Stock. In addition, pursuant to the terms of the Securities Purchase Agreement Investor has the option to purchase an additional 25,000,000 shares of Common Stock at a purchase price of $1.20 per share. Investor’s aggregate investment in the Company will not exceed $240,000,000. Following the Transaction and the offering described below, it is anticipated that Investor will own at least a majority of the Company’s outstanding Common Stock. The Closing is subject to various closing conditions, including, among others, the receipt of certain required governmental and regulatory approvals, including the approval of the Federal Reserve Board, the California Department of Financial Institutions and the Korean Financial Services Commission, and the Company’s receipt of approval from its stockholders for an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 500,000,000 and the issuance of Common Stock to Investor for purposes of NASDAQ Marketplace Rule 5635 (the “Stockholder Proposals”). The Company intends to contribute a substantial amount of the net proceeds from the Transaction as new capital into its wholly-owned bank subsidiary, Hanmi Bank.
     The Securities Purchase Agreement contains a covenant of the Company to conduct its business, and to ensure that each of its subsidiaries conducts their businesses, in the ordinary course until the Transaction is completed and also contains restrictive covenants of the Company not to, and not to permit any of its subsidiaries to take certain actions during such period. In addition, subject to the Board of Directors fiduciary duties to the Company’s stockholders, the Company has agreed not to solicit, initiate or encourage the submission of, enter into any agreement or understanding with respect to, participate in any discussions or negotiations regarding, furnish to any person or entity any information for the purpose of facilitating the making of, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to any (i) acquisition or purchase by any person, directly or indirectly, of 10% or more of the Common Stock, or any tender offer (including a self-tender) or exchange offer that, if consummated, would result in any person beneficially owning 10% or more of the Common Stock, (ii) any direct or indirect merger, acquisition, amalgamation, consolidation, share exchange, business combination, joint venture or other similar transaction involving the Company or any of its subsidiaries, which results in the stockholders of the Company immediately preceding such transaction owning less than 51% of any series of the issued and outstanding voting or equity securities of the Company after the consummation of such transaction, (iii) any sale, lease, exchange, transfer, license (other than licenses in the ordinary course of business), acquisition or disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole (measured by the lesser of book or fair market value thereof), (iv) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its subsidiaries, or (v) any issuance by the Company, other than the sale of the Common Stock to Investor, which involves the purchase and sale by any person, directly or indirectly, of 10% or more of the Common Stock (an “Acquisition Proposal”).
     Further, the Company cannot (a) fail to make, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, in a manner adverse to Investor, the Board of Directors of the Company’s recommendation to the stockholders to approve the Transaction (the “Board Recommendation”), (b) approve, endorse, adopt or recommend, or publicly propose to approve, endorse, adopt or recommend, any Acquisition Proposal, (c) make any public statement inconsistent with the Board Recommendation, or (d) resolve or agree to take any of the foregoing actions (each, an “Adverse Recommendation Change”).
     Pursuant to the terms of the Securities Purchase Agreement, the Company has agreed to indemnify Investor and its affiliates and their respective directors, officers, stockholders, members, employees and agents, and any other person with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title, harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlement, court costs and reasonable attorneys’ fees and costs of investigation that any of the foregoing persons may suffer as a result of any breach of any of the Company’s representations, warranties, covenants or agreements made by the Company in the Securities Purchase Agreement.
     Claims with respect to the Company’s indemnification obligation must be brought by Investor on or prior to the first anniversary of the Closing, with the exception of claims relating to the Company’s representations and warranties with respect to taxes, Company employee benefit plans and environmental matters, which must be brought prior to the sixtieth day after the expiration of the applicable statute of limitations, and claims relating to certain fundamental representations and warranties made by the Company that relate to its organization and qualification, subsidiaries and capitalization, which survive indefinitely.
     The Company is not required to indemnify Investor with respect to any claim for breach of representations and warranties unless and until the aggregate amount of all losses incurred with respect to all claims under the Securities Purchase Agreement exceed $1 million and the Company’s cumulative indemnification obligation for breaches of representations, warranties, covenants and agreements set forth in the Securities Purchase Agreement shall in no event exceed $210 million.
     The Securities Purchase Agreement provides that upon the Closing, the Board of Directors of the Company shall be comprised of seven directors and, subject to the requisite approval or non-objection of the applicable regulatory authorities and compliance with applicable law, Investor will have the right to nominate five directors to the Board of Directors of the Company. Notwithstanding the foregoing, as a controlling stockholder Investor will be able to, amongst other things, elect all of the members of our Board of Directors.
     The Securities Purchase Agreement contains certain termination rights for the Company and Investor, as the case may be, which may be triggered (a) upon mutual agreement of the Company and Investor, (b) if the conditions precedent to such party’s obligations to close specified in the Securities Purchase Agreement have not been met or waived by the Outside Date (defined below), (c) by Investor if the Company breaches the covenants not to solicit Acquisition Proposals; (d) by the Company to enter into an Acquisition Proposal; (e) by either party (i) upon being advised in writing by a governmental entity (or in the case of the Company, Investor) that any of the regulatory approvals required to consummate the Transaction will not be granted or obtained on or prior to the Outside Date, (ii) upon receipt of written notice that any regulatory approval required to consummate the Transaction has been denied, or (iii) if Investor has been requested to withdraw any regulatory application required to consummate the Transaction; (f) by Investor if the Board of Directors of the Company (I) makes an Adverse Recommendation Change which, is not subsequently withdrawn, (II) fails to make the Board Recommendation, withdraws such Board Recommendation or modifies or changes such Board Recommendation in a manner such that it would constitute an Adverse Recommendation Change, or (III) breaches its obligations to call, give notice of, convene and hold a meeting of its stockholders to vote on the Stockholder Proposals; (g) by Investor if the Company stockholders’ approval of the Stockholder Proposals has not been obtained on or prior to the Outside Date; or (h) upon written notice to the other party, in the event a governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any federal, state, or local law, constitution, ordinance, code, rule of common law, regulation, statute or treaty or order, permanent injunction, judgment, doctrine, decree, ruling, writ, assessment or arbitration award, which is in effect and which prohibits or makes illegal the consummation of the Transaction or materially alters the terms of the Securities Purchase Agreement.
     The Securities Purchase Agreement further provides that, upon termination of the Securities Purchase Agreement pursuant to (iii), (iv) or (vi) above and, in the case of (iii) and (vi) above the Company enters into an agreement with respect to an Acquisition Proposal within twelve months from the date of such termination, the Company may be required to pay to Investor a termination fee of $10.5 million. The “Outside Date” means July 31, 2010, which date may be extended, upon the mutual agreement of the parties, up to sixty days in the event the necessary regulatory or stockholder approvals have not been obtained.
     The Securities Purchase Agreement contains representations and warranties by the Company including, among others, with respect to: corporate organization and authority, capitalization, third party and governmental consents and approvals, financial statements, reports and regulatory matters, properties and leases, taxes, absence of certain changes, undisclosed liabilities, commitments and contracts, authorization of shares to be purchased, litigation, compliance with law, labor and benefit plans, agreements with regulatory agencies, environmental liability, loan loss reserves, insurance, intellectual property, related party transactions; and representations and warranties by Investor, including, among others, with respect to: organization and authority, no conflicts, investment intent, ownership, no reliance, no concerted action, sufficient funds and its knowledge as to conditions.
     The foregoing description of the Transaction and the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference. The Securities Purchase Agreement and the above description of the Securities Purchase Agreement have been included to provide investors and security holders with information regarding the terms of the Securities Purchase Agreement. It is not intended to provide any other factual information about the Company or its subsidiaries and affiliates. The Securities Purchase Agreement contains representations and warranties of the Company, on the one hand, and Investor, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Securities Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Securities Purchase Agreement. Moreover, the representations and warranties in the Securities Purchase Agreement were used for the purpose of allocating risk between the Company, on the one hand, and Investor, on the other hand. Accordingly, you should read the representations and warranties in the Securities Purchase Agreement not in isolation but only in conjunction with the other information about the Company and their subsidiaries that are included in the reports, statements and other filings made with the U.S. Securities and Exchange Commission.
     Rights and Best Efforts Public Offering
     Pursuant to the terms of the Securities Purchase Agreement, the Company has agreed to commence a $120 million registered offering that will be comprised of a registered rights offering to our existing stockholders and a concurrent registered best efforts offering of Common Stock to the public (plus any additional shares of Common Stock that are not subscribed for in the rights offering) at a $1.20 per share purchase price.
Item 3.02. Unregistered Sales of Equity Securities.
     To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.
     The Transaction has been conducted in reliance upon the exemptions from registration provided for by Rule 903 of Regulation S, Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended (the “Act”). The Company has taken reasonable and customary steps to assure that Investor is not a “U.S. person” and is not acquiring the Common Stock for the account of a “U.S. person,” that the offer and sale of the Common Stock is made in an “offshore transaction,” that neither the Company or Investor, nor any of their respective affiliates, or any person acting on behalf of any of the foregoing have engaged in or will engage in “directed selling efforts” in the United States and that Investor will comply with the applicable resale restrictions and conditions set forth in Regulation S in the event Investor seeks to re-sell the Common Stock during the “distribution compliance period,” as each of the foregoing terms is defined in Rule 902 of Regulation S. The Company has taken reasonable and customary steps to assure that the Investor is an “accredited investor” as that term is defined in Rule 501 of Regulation D. The Company did not offer or sell any of the securities issued and sold in the Transaction by any form of general solicitation or general advertising, and the Company used reasonable care to assure that the Investor is not an underwriter within the meaning of Section 2(11) of the Act by, among other things, affixing a legend on the certificates representing the Common Stock stating that the securities have not been registered under the Act and referring to the restrictions on transferability and sale of such securities.
Item 5.01. Changes in Control of Registrant.
     To the extent required by Item 5.01 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 5.01.
Additional Information
     In connection with the Transaction, a proxy statement relating to certain of the matters discussed in this report is expected to be filed with the U.S. Securities and Exchange Commission. When available, copies of the proxy statement and other related documents may be obtained for free from the U.S. Securities and Exchange Commission website (www.sec.gov) or by contacting Hanmi Financial Corp., Attn: Investor Relations, David J. Yang 213-637-4798. The Company’s stockholders are advised to read the proxy statement when it becomes available, because it will contain important information, and the Company notes that the stockholders meeting on the matters discussed in the proxy statement may occur after the closing of the registered rights and best efforts offering. The Company, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from the Company’s stockholders in connection with certain of the matters discussed in this report. Information regarding such persons and their interests in the Company is contained in the Company’s proxy statements and annual reports on Form 10-K filed with the U.S. Securities and Exchange Commission. The Company has engaged the services of D.F. King & Co., Inc. to assist in soliciting proxies. Stockholders and investors may obtain additional information regarding the interests of the Company, its directors and executive officers and D.F. King & Co., Inc. in the matters discussed in this report by reading the proxy statement and other relevant documents regarding the matters discussed in this report, which are expected to be filed with the U.S. Securities and Exchange Commission.
Cautionary Statements
     The issuance of the Common Stock to Investor described in this report have not been and will not be registered under the Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state securities laws.
     This report shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.
Forward-Looking Statements
     This report contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These factors include the following: inability to consummate the proposed transactions with Investor on the terms contemplated in the Securities Purchase Agreement; failure to receive regulatory or stockholder approval for the Transaction; inability to continue as a going concern; inability to raise additional capital on acceptable terms or at all; failure to maintain adequate levels of capital and liquidity to support our operations; the effect of regulatory orders we have entered into and potential future supervisory action against us or Hanmi Bank; general economic and business conditions internationally, nationally and in those areas in which we operate; volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits; availability of capital from private and government sources; demographic changes; competition for loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of our interest rate spread; risks of natural disasters related to our real estate portfolio; risks associated with Small Business Administration loans; failure to attract or retain key employees; changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums; ability to receive regulatory approval for Hanmi Bank to declare dividends to the Company; adequacy of our allowance for loan losses, credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; our ability to successfully integrate acquisitions we may make; our ability to control expenses; and changes in securities markets. In addition, we set forth certain risks in our reports filed with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and current and periodic reports filed with the U.S. Securities and Exchange Commission thereafter, which could cause actual results to differ from those projected. We undertake no obligation to update such forward-looking statements except as required by law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description

10.1	Securities Purchase Agreement, dated May 25, 2010, between Hanmi Financial Corporation and Woori Finance Holdings Co. Ltd.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION (Registrant)
Date: May 28, 2010	By:	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer

INDEX TO EXHIBITS

Number	Description

10.1	Securities Purchase Agreement, dated May 25, 2010, between Hanmi Financial Corporation and Woori Finance Holdings Co. Ltd.